Exhibit 4.1
INCORPORATED UNDER THE LAWS OF THE STATE OF DELWARE THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL. MN. THIS CERTIFIES THAT SPECIMEN is the owner of FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE, OF
AMERICAN REPROGRAPHICS COMPANY transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dtaed CHAIRMAN AND CHIEF EXECUTIVE OFFICER SECRETARY

THE BOARD OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE. A FULL STATEMENT OF THE BOARD’S AUTHORITY TO CREATE AND rb alive rights and preferences or glasses or series of shares or capital stock AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out In full according to applicable laws or regulations: TEN COM -as tenant, in common ·NT — as tenants by entireties under Uniform Transfers to Minors JT TEN — as joint tenants with right of survivorship Act and not as tenants in common (State) Additional abbreviations may also be used though not in above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate and do hereby constitute and appoint Attorney to transfer The said stock on the books of the within-named Corporation with fully power of substitution in the premises